                                                                 EXHIBIT 10.10.2

                           SECOND AMENDED AND RESTATED
                              TERM LOAN - NOTE A-1

U.S. $6,000,000.00                                         Dated: March 29, 2002

     FOR VALUE RECEIVED, the undersigned, APS HEALTHCARE HOLDINGS, INC., a Delaware corporation (the "COMPANY"), hereby promises to pay to CAPITALSOURCE FINANCE LLC (the "LENDER"), the unpaid principal amount at any time outstanding, which shall not exceed Six Million Dollars ($6,000,000) (the "TERM LOAN"), on the Maturity Date, as defined below, or otherwise at the times and in the manner set forth in the Amended and Restated Credit Agreement (Term Loan) dated as of July 23, 2001, between the Company and the Lender, as amended by that certain First Amendment to Amended and Restated Credit Agreement (Term Loan) dated of even date herewith between the Company and the Lender (as it may be further amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

     This Term Note A-1, along with that certain Term Note A-2 dated the date hereof in the original principal amount of $4,000,000 (together with this Term Note A-1, the "TERM NOTE A"), is given in replacement, but not in extinguishment or novation, of that certain Term Note A dated March 29, 2002 in the original principal amount of $10,000,000, which amends and restates in its entirety that certain Amended and Restated Term Loan - Note A dated July 20, 2001 payable by the Company to Lender in the original principal amount of $10,000,000.

     1. INTEREST PAYMENT. The Company promises to pay interest on the outstanding unpaid principal amount of this Term Note A-1 from the date of any Advance under the Term Loan until such principal amount is irrevocably paid in full in cash. Interest on the outstanding principal balance under this Term Note A-1 shall be paid monthly, in arrears, on the first day of each month, at an annual rate of the Prime Rate plus 4.50%, calculated on the basis of the actual number of calendar days elapsed in a 360 day year; PROVIDED, HOWEVER, such interest rate is subject to adjustment to an annual rate equal to the Prime Rate plus one percent (1.0%) under the terms of the Loan Agreement.

     2. PRINCIPAL PAYMENT. The Company promises to pay principal outstanding under this Term Note A-1 as follows:

          (a) an amount equal to $50,000.00 shall be due and payable on July 1, 2002;

          (b) on July 2, 2002, an amount to be paid each calendar quarter during the remaining term of this Term Note A-1 shall be set based upon a seven year amortizing schedule for the principal outstanding hereunder as of July 2, 2002, and such quarterly payment shall be due and payable on October 1, 2002 and on each January 1, April 1, July 1 and October 1 thereafter during the Term; and

          (c) on March 31, 2005, all outstanding Obligations under this Term Note A-1 shall be due and payable in full.

     3. MATURITY. This Term Note A-1 shall mature, and the outstanding principal balance hereunder, together with all other outstanding amounts due hereunder and under the Loan Agreement, shall become due and payable in full, if not earlier due and payable in accordance with the Loan Agreement, on the earlier of (a) the occurrence of an Event of Default if so required pursuant to the Loan Agreement or Lender's demand upon an Event of Default, and (b) the last day of the Term.

     4.   LATE FEES AND DEFAULT RATE.

          (a) Notwithstanding any other provision of any Loan Document, if any interest or other payment due hereunder or under any other Loan Document is not received by Lender within three (3) Business Days of the day when such payment is due and payable, then Borrower shall pay to Lender a later charge equal to 5% of the amount of such interest or other payment not timely made.

          (b) Upon the occurrence of an Event of Default and during the continuation thereof, the applicable rate of interest in effect at such time with respect to the Obligations shall be increased by 3% per annum.

     5.   LOAN AGREEMENT AND SECURITY DOCUMENTS.

          (a) This Term Note A-1 is referred to in, made pursuant to and entitled to the benefits of, the Loan Agreement and the other Loan Documents. The Loan Agreement, among other things, (i) provides for the making of the Term Loan by the Lender to the Company in the Dollar amount first mentioned above,
(ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified, and (iii) contains provisions defining an Event of Default and the rights and remedies of the Lender upon the occurrence of an Event of Default.

          (b) This Term Note A-1 is a secured note entitled to the benefits of and security interests granted in, among other things, that certain Security Agreement, dated as of July 23, 2001, between the Company and Lender, and that certain Stock Pledge Agreement, dated as of July 23, 2001, between the Company and Lender and the other Security Documents.

     6.   PREPAYMENTS.

          (a) This Term Note A-1 may be prepaid in whole or in part upon notice to Lender and shall be prepaid in whole, in each case as provided or required in the Loan Agreement and upon payment of all fees and other Obligations set forth therein. No payment or prepayment of any amount shall entitle any Person to be subrogated to the rights of Lender hereunder or under the Loan Agreement unless and until the Obligations have been performed in full and paid irrevocably in full in cash and the Loan Agreement has been terminated.

          (b) Section 2.8 of the Loan Agreement contains certain terms and conditions under which all or a portion of the amounts due hereunder must be prepaid by the Company to Lender.

     7.   METHOD OF PAYMENT; PAYMENTS DUE ON A DAY OTHER THAN A BUSINESS DAY.

          (a) Principal, interest and any fees or other amounts owed hereunder shall be paid to the Lender, by wire transfer, in lawful money of the United States of America on the date when due without offset or counterclaim in immediately available funds. Each Advance made by the Lender to the Company, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any permitted transfer hereof, endorsed on SCHEDULE A attached hereto which is part of this Term Note A-1; PROVIDED, HOWEVER, that the failure to make any such recordation or endorsement shall not affect or in any way discharge or release the obligations of the Company under this Term Note A-1.

          (b) If any payment to be made on or under this Term Note A-1 is stated to be due or becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to, and such payment shall be made on, the next succeeding Business Day and interest thereon shall be payable at the applicable rate during such extension and such extension of time in such case shall be included in the computation of payment of any interest and/or fees, as the case may be.

     8. WAIVERS. The Company hereby waives presentment, protest, demand, notice of dishonor or non-payments, as well as all defenses with respect to this Term Note A-1, the Loan Agreement and/or any Obligation, notice of acceptance hereof, notice of loans or Advances made, credit extended, collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description. No renewal or extension of this Term Note A-1, the Loan Agreement or any rights hereunder or thereunder, no release of the Company or any Guarantor, or delay or omission on Lender's part in enforcing this Term Note A-1 or any other Loan Document or in exercising or enforcing any right, remedy, option or power hereunder or under any other Loan Document, shall affect the liability of the Company or any Guarantor or operate as a waiver of such or any other right, remedy, power or option or of any default. The pleading of any statute of limitations as a defense to any demand against the Company is expressly waived by the Company.

     9.   EXERCISE OF RIGHTS.

          (a) Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto, and such determination will not in any way modify or affect any of Lender's rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents or under applicable law or otherwise.

          (b) The enumeration of the foregoing rights and remedies is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

     10. LAWFUL LIMITS. This Term Note A-1 is hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to the Lender for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then, the obligation to be so fulfilled shall be reduced to such lawful limit, and if the Lender shall have received interest, or any other payment of any kind which might be deemed to be interest under applicable law in excess of the highest maximum lawful rate, then such excess amount shall be applied first to any unpaid fees and charges hereunder, then to unpaid principal balance owed by the Company hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance hereunder, Lender shall promptly refund such excess amount to the Company and the provisions hereof shall be deemed amended to provide for such permissible rate. The terms and provisions of this SECTION 10 shall control to the extent any other provision of this Term Note A-1 or any Loan Document is inconsistent herewith.

     11. GOVERNING LAW. This Term Note A-1 shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of laws rules (other than Section 5-1401 of the New York General Obligation Law).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                        APS HEALTHCARE HOLDINGS, INC.

                                        By: /s/ Kenneth A. Kessler
                                           -------------------------------------
                                        Name:  Kenneth A. Kessler
                                             -----------------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------------

                                   SCHEDULE A

                                                                         Name of
                                                          Unpaid         Person
                                                         Principal       Making
Date  Amount of Loan   Principal   Payments  Interest  Balance of Note  Notation
----  --------------   ---------   --------  --------  ---------------  --------

                                     ALLONGE

     THIS ENDORSEMENT IS TO BE ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED TERM LOAN-NOTE A-1, dated March 29, 2002, made by APS Healthcare Holdings, Inc., a Delaware corporation, to CapitalSource Finance, LLC, a Delaware limited liability company, the original payee, in the original principal amount of US $6,000,000. Such Note is hereby transferred pursuant to the following endorsement with the same force and effect as if such endorsement were set forth at the end of such Note:

PAY TO THE ORDER OF:                    CAPITALSOURCE FUNDING LLC
                                        4445 Willard Avenue, 12th Floor
                                        Chevy Chase, MD 20815

                                        CAPITALSOURCE FINANCE LLC

                                        By:    /s/ Steven A. Museles
                                               ---------------------------------
                                        Name:  Steven A. Museles
                                               ---------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------

     This Allonge shall be attached to the Note described above and is hereby made a part thereof.

                           SECOND AMENDED AND RESTATED
                              TERM LOAN - NOTE A-2

U.S. $4,000,000.00                                         Dated: March 29, 2002

     FOR VALUE RECEIVED, the undersigned, APS HEALTHCARE HOLDINGS, INC., a Delaware corporation (the "COMPANY"), hereby promises to pay to CAPITALSOURCE FINANCE LLC (the "LENDER"), the unpaid principal amount at any time outstanding, which shall not exceed Four Million Dollars ($4,000,000) (the "TERM LOAN"), on the Maturity Date, as defined below, or otherwise at the times and in the manner set forth in the Amended and Restated Credit Agreement (Term Loan) dated as of July 23, 2001, between the Company and the Lender, as amended by that certain First Amendment to Amended and Restated Credit Agreement (Term Loan) dated of even date herewith between the Company and the Lender (as it may be further amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

     This Term Note A-2, along with that certain Term Note A-1 dated the date hereof in the original principal amount of $6,000,000 (together with this Term Note A-2, the "TERM NOTE A"), is given in replacement, but not in extinguishment or novation, of that certain Term Note A dated March 29, 2002 in the original principal amount of $10,000,000, which amends and restates in its entirety that certain Amended and Restated Term Loan - Note A dated July 20, 2001 payable by the Company to Lender in the original principal amount of $10,000,000.

     1. INTEREST PAYMENT. The Company promises to pay interest on the outstanding unpaid principal amount of this Term Note A-2 from the date of any Advance under the Term Loan until such principal amount is irrevocably paid in full in cash. Interest on the outstanding principal balance under this Term Note A-2 shall be paid monthly, in arrears, on the first day of each month, at an annual rate of the Prime Rate plus 4.50%, calculated on the basis of the actual number of calendar days elapsed in a 360 day year; PROVIDED, HOWEVER, such interest rate is subject to adjustment to an annual rate equal to the Prime Rate plus one percent (1.0%) under the terms of the Loan Agreement.

     2. PRINCIPAL PAYMENT. The Company promises to pay principal outstanding under this Term Note A-2 as follows:

          (a) an amount equal to $33,333.34 shall be due and payable on July 1, 2002;

          (b) on July 2, 2002, an amount to be paid each calendar quarter during the remaining term of this Term Note A-2 shall be set based upon a seven year amortizing schedule for the principal outstanding hereunder as of July 2, 2002, and such quarterly payment shall be due and payable on October 1, 2002 and on each January 1, April 1, July 1 and October 1 thereafter during the Term; and

          (c) on March 31, 2005, all outstanding Obligations under this Term Note A-2 shall be due and payable in full.

     3. MATURITY. This Term Note A-2 shall mature, and the outstanding principal balance hereunder, together with all other outstanding amounts due hereunder and under the Loan Agreement, shall become due and payable in full, if not earlier due and payable in accordance with the Loan Agreement, on the earlier of (a) the occurrence of an Event of Default if so required pursuant to the Loan Agreement or Lender's demand upon an Event of Default, and (b) the last day of the Term.

     4.   LATE FEES AND DEFAULT RATE.

          (a) Notwithstanding any other provision of any Loan Document, if any interest or other payment due hereunder or under any other Loan Document is not received by Lender within three (3) Business Days of the day when such payment is due and payable, then Borrower shall pay to Lender a later charge equal to 5% of the amount of such interest or other payment not timely made.

          (b) Upon the occurrence of an Event of Default and during the continuation thereof, the applicable rate of interest in effect at such time with respect to the Obligations shall be increased by 3% per annum.

     5.   LOAN AGREEMENT AND SECURITY DOCUMENTS.

          (a) This Term Note A-2 is referred to in, made pursuant to and entitled to the benefits of, the Loan Agreement and the other Loan Documents. The Loan Agreement, among other things, (i) provides for the making of the Term Loan by the Lender to the Company in the Dollar amount first mentioned above,
(ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified, and (iii) contains provisions defining an Event of Default and the rights and remedies of the Lender upon the occurrence of an Event of Default.

          (b) This Term Note A-2 is a secured note entitled to the benefits of and security interests granted in, among other things, that certain Security Agreement, dated as of July 23, 2001, between the Company and Lender, and that certain Stock Pledge Agreement, dated as of July 23, 2001, between the Company and Lender and the other Security Documents.

     6.   PREPAYMENTS.

          (a) This Term Note A-2 may be prepaid in whole or in part upon notice to Lender and shall be prepaid in whole, in each case as provided or required in the Loan Agreement and upon payment of all fees and other Obligations set forth therein. No payment or prepayment of any amount shall entitle any Person to be subrogated to the rights of Lender hereunder or under the Loan Agreement unless and until the Obligations have been performed in full and paid irrevocably in full in cash and the Loan Agreement has been terminated.

          (b) Section 2.8 of the Loan Agreement contains certain terms and conditions under which all or a portion of the amounts due hereunder must be prepaid by the Company to Lender.

     7.   METHOD OF PAYMENT; PAYMENTS DUE ON A DAY OTHER THAN A BUSINESS DAY.

          (a) Principal, interest and any fees or other amounts owed hereunder shall be paid to the Lender, by wire transfer, in lawful money of the United States of America on the date when due without offset or counterclaim in immediately available funds. Each Advance made by the Lender to the Company, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any permitted transfer hereof, endorsed on SCHEDULE A attached hereto which is part of this Term Note A-2; PROVIDED, HOWEVER, that the failure to make any such recordation or endorsement shall not affect or in any way discharge or release the obligations of the Company under this Term Note A-2.

          (b) If any payment to be made on or under this Term Note A-2 is stated to be due or becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to, and such payment shall be made on, the next succeeding Business Day and interest thereon shall be payable at the applicable rate during such extension and such extension of time in such case shall be included in the computation of payment of any interest and/or fees, as the case may be.

     8. WAIVERS. The Company hereby waives presentment, protest, demand, notice of dishonor or non-payments, as well as all defenses with respect to this Term Note A-2, the Loan Agreement and/or any Obligation, notice of acceptance hereof, notice of loans or Advances made, credit extended, collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description. No renewal or extension of this Term Note A-2, the Loan Agreement or any rights hereunder or thereunder, no release of the Company or any Guarantor, or delay or omission on Lender's part in enforcing this Term Note A-2 or any other Loan Document or in exercising or enforcing any right, remedy, option or power hereunder or under any other Loan Document, shall affect the liability of the Company or any Guarantor or operate as a waiver of such or any other right, remedy, power or option or of any default. The pleading of any statute of limitations as a defense to any demand against the Company is expressly waived by the Company.

     9.   EXERCISE OF RIGHTS.

          (a) Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto, and such determination will not in any way modify or affect any of Lender's rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents or under applicable law or otherwise.

          (b) The enumeration of the foregoing rights and remedies is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

     10. LAWFUL LIMITS. This Term Note A-2 is hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to the Lender for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then, the obligation to be so fulfilled shall be reduced to such lawful limit, and if the Lender shall have received interest, or any other payment of any kind which might be deemed to be interest under applicable law in excess of the highest maximum lawful rate, then such excess amount shall be applied first to any unpaid fees and charges hereunder, then to unpaid principal balance owed by the Company hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance hereunder, Lender shall promptly refund such excess amount to the Company and the provisions hereof shall be deemed amended to provide for such permissible rate. The terms and provisions of this SECTION 10 shall control to the extent any other provision of this Term Note A-2 or any Loan Document is inconsistent herewith.

     11. GOVERNING LAW. This Term Note A-2 shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of laws rules (other than Section 5-1401 of the New York General Obligation Law).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                        APS HEALTHCARE HOLDINGS, INC.

                                        By: /s/ Kenneth A. Kessler
                                           -------------------------------------
                                        Name:  Kenneth A. Kessler
                                             -----------------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------------

                                   SCHEDULE A

                                                                                            Name of
                                                                           Unpaid           Person
                                                                          Principal         Making
Date      Amount of Loan      Principal     Payments     Interest      Balance of Note     Notation
----      --------------      ---------     --------     --------      ---------------     --------

                                     ALLONGE

     THIS ENDORSEMENT IS TO BE ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED TERM LOAN-NOTE A-2, dated March 29, 2002, made by APS Healthcare Holdings, Inc., a Delaware corporation, to CapitalSource Finance, LLC, a Delaware limited liability company, the original payee, in the original principal amount of US $4,000,000. Such Note is hereby transferred pursuant to the following endorsement with the same force and effect as if such endorsement were set forth at the end of such Note:

PAY TO THE ORDER OF:                    CAPITALSOURCE FUNDING LLC
                                        4445 Willard Avenue, 12th Floor
                                        Chevy Chase, MD 20815

                                        CAPITALSOURCE FINANCE LLC

                                        By:    /s/ Steven A. Museles
                                               ---------------------------------
                                        Name:  Steven A. Museles
                                               ---------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------

     This Allonge shall be attached to the Note described above and is hereby made a part thereof.

                           SECOND AMENDED AND RESTATED
                              TERM LOAN - NOTE B-1

U.S. $5,000,000.00                                         Dated: March 29, 2002

     FOR VALUE RECEIVED, the undersigned, APS HEALTHCARE HOLDINGS, INC., a Delaware corporation (the "COMPANY"), hereby promises to pay to CAPITALSOURCE FINANCE LLC (the "LENDER"), the unpaid principal amount at any time outstanding, which shall not exceed Five Million Dollars ($5,000,000) (the "TERM LOAN"), on the Maturity Date, as defined below, or otherwise at the times and in the manner set forth in the Amended and Restated Credit Agreement (Term Loan) dated as of July 23, 2001, between the Company and the Lender, as amended by that certain First Amendment to Amended and Restated Credit Agreement (Term Loan) dated of even date herewith between the Company and the Lender (as it may be further amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

     This Term Note B-1, along with that certain Term Note B-2 dated the date hereof in the original principal amount of $5,000,000 (together with this Term Note B-1, the "TERM NOTE B"), is given in replacement, but not in extinguishment or novation, of that certain Term Note B dated as of March 29, 2002 in the original principal amount of $10,000,000, which amends and restates in its entirety that certain Amended and Restated Term Loan - Note B dated July 20, 2001 payable by the Company to Lender in the original principal amount of $10,000,000.

     1. INTEREST PAYMENT. The Company promises to pay interest on the outstanding unpaid principal amount of this Term Note B-1 from the date of any Advance under the Term Loan until such principal amount is irrevocably paid in full in cash. Interest on the outstanding principal balance under this Term Note B-1 shall be paid monthly, in arrears, on the first day of each month, at an annual rate of the Prime Rate plus 4.50%, calculated on the basis of the actual number of calendar days elapsed in a 360 day year; PROVIDED, HOWEVER, such interest rate is subject to adjustment to an annual rate equal to the Prime Rate plus one percent (1.0%) under the terms of the Loan Agreement.

     2. PRINCIPAL PAYMENT. The Company promises to pay principal outstanding under this Term Note B-1 as follows:

          (a) an amount equal to $41,666.67 shall be due and payable on July 1, 2002;

          (b) on July 2, 2002, an amount to be paid each calendar quarter during the remaining term of this Term Note B-1 shall be set based upon a seven year amortizing schedule for the principal outstanding hereunder as of July 2, 2002, and such quarterly payment shall be due and payable on October 1, 2002 and on each January 1, April 1, July 1 and October 1 thereafter during the Term; and

          (c) on March 31, 2005, all outstanding Obligations under this Term Note B-1 shall be due and payable in full.

     3. MATURITY. This Term Note B-1 shall mature, and the outstanding principal balance hereunder, together with all other outstanding amounts due hereunder and under the Loan Agreement, shall become due and payable in full, if not earlier due and payable in accordance with the Loan Agreement, on the earlier of (a) the occurrence of an Event of Default if so required pursuant to the Loan Agreement or Lender's demand upon an Event of Default, and (b) the last day of the Term.

     4.   LATE FEES AND DEFAULT RATE.

          (a) Notwithstanding any other provision of any Loan Document, if any interest or other payment due hereunder or under any other Loan Document is not received by Lender within three (3) Business Days of the day when such payment is due and payable, then Borrower shall pay to Lender a later charge equal to 5% of the amount of such interest or other payment not timely made.

          (b) Upon the occurrence of an Event of Default and during the continuation thereof, the applicable rate of interest in effect at such time with respect to the Obligations shall be increased by 3% per annum.

     5.   LOAN AGREEMENT AND SECURITY DOCUMENTS.

          (a) This Term Note B-1 is referred to in, made pursuant to and entitled to the benefits of, the Loan Agreement and the other Loan Documents. The Loan Agreement, among other things, (i) provides for the making of the Term Loan by the Lender to the Company in the Dollar amount first mentioned above,
(ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified, and (iii) contains provisions defining an Event of Default and the rights and remedies of the Lender upon the occurrence of an Event of Default.

          (b) This Term Note B-1 is a secured note entitled to the benefits of and security interests granted in, among other things, that certain Security Agreement, dated as of July 23, 2001, between the Company and Lender, and that certain Stock Pledge Agreement, dated as of July 23, 2001, between the Company and Lender and the other Security Documents.

     6.   PREPAYMENTS.

          (a) This Term Note B-1 may be prepaid in whole or in part upon notice to Lender and shall be prepaid in whole, in each case as provided or required in the Loan Agreement and upon payment of all fees and other Obligations set forth therein. No payment or prepayment of any amount shall entitle any Person to be subrogated to the rights of Lender hereunder or under the Loan Agreement unless and until the Obligations have been performed in full and paid irrevocably in full in cash and the Loan Agreement has been terminated.

          (b) Section 2.8 of the Loan Agreement contains certain terms and conditions under which all or a portion of the amounts due hereunder must be prepaid by the Company to Lender.

     7.   METHOD OF PAYMENT; PAYMENTS DUE ON A DAY OTHER THAN A BUSINESS DAY.

          (a) Principal, interest and any fees or other amounts owed hereunder shall be paid to the Lender, by wire transfer, in lawful money of the United States of America on the date when due without offset or counterclaim in immediately available funds. Each Advance made by the Lender to the Company, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any permitted transfer hereof, endorsed on SCHEDULE A attached hereto which is part of this Term Note B-1; PROVIDED, HOWEVER, that the failure to make any such recordation or endorsement shall not affect or in any way discharge or release the obligations of the Company under this Term Note B-1.

          (b) If any payment to be made on or under this Term Note B-1 is stated to be due or becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to, and such payment shall be made on, the next succeeding Business Day and interest thereon shall be payable at the applicable rate during such extension and such extension of time in such case shall be included in the computation of payment of any interest and/or fees, as the case may be.

     8. WAIVERS. The Company hereby waives presentment, protest, demand, notice of dishonor or non-payments, as well as all defenses with respect to this Term Note B-1, the Loan Agreement and/or any Obligation, notice of acceptance hereof, notice of loans or Advances made, credit extended, collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description. No renewal or extension of this Term Note B-1, the Loan Agreement or any rights hereunder or thereunder, no release of the Company or any Guarantor, or delay or omission on Lender's part in enforcing this Term Note B-1 or any other Loan Document or in exercising or enforcing any right, remedy, option or power hereunder or under any other Loan Document, shall affect the liability of the Company or any Guarantor or operate as a waiver of such or any other right, remedy, power or option or of any default. The pleading of any statute of limitations as a defense to any demand against the Company is expressly waived by the Company.

     9.   EXERCISE OF RIGHTS.

          (a) Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto, and such determination will not in any way modify or affect any of Lender's rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents or under applicable law or otherwise.

          (b) The enumeration of the foregoing rights and remedies is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

     10. LAWFUL LIMITS. This Term Note B-1 is hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to the Lender for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then, the obligation to be so fulfilled shall be reduced to such lawful limit, and if the Lender shall have received interest, or any other payment of any kind which might be deemed to be interest under applicable law in excess of the highest maximum lawful rate, then such excess amount shall be applied first to any unpaid fees and charges hereunder, then to unpaid principal balance owed by the Company hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance hereunder, Lender shall promptly refund such excess amount to the Company and the provisions hereof shall be deemed amended to provide for such permissible rate. The terms and provisions of this SECTION 10 shall control to the extent any other provision of this Term Note B-1 or any Loan Document is inconsistent herewith.

     11. GOVERNING LAW. This Term Note B-1 shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of laws rules (other than Section 5-1401 of the New York General Obligation Law).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                APS HEALTHCARE HOLDINGS, INC.

                                By: /s/ Kenneth A. Kessler
                                   --------------------------------------------
                                Name:  Kenneth A. Kessler
                                     ------------------------------------------
                                Title: Chief Executive Officer
                                      -----------------------------------------

                                   SCHEDULE A

                                                                       Name of
                                                         Unpaid        Person
                                                        Principal      Making
Date  Amount of Loan  Principal  Payments  Interest  Balance of Note  Notation
----  --------------  ---------  --------  --------  ---------------  --------

                                     ALLONGE

     THIS ENDORSEMENT IS TO BE ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED TERM LOAN - NOTE B-1, dated March 29, 2002, made by APS Healthcare Holdings, Inc., a Delaware corporation, to CapitalSource Finance, LLC, a Delaware limited liability company, the original payee, in the original principal amount of US $5,000,000. Such Note is hereby transferred pursuant to the following endorsement with the same force and effect as if such endorsement were set forth at the end of such Note:

PAY TO THE ORDER OF:            CAPITALSOURCE FUNDING LLC
                                4445 Willard Avenue, 12th Floor
                                Chevy Chase, MD 20815

                                CAPITALSOURCE FINANCE LLC

                                By:    /s/ Steven A. Museles
                                       -----------------------------------------
                                Name:  Steven A. Museles
                                       -----------------------------------------
                                Title: Senior Vice President
                                       -----------------------------------------

     This Allonge shall be attached to the Note described above and is hereby made a part thereof.

                           SECOND AMENDED AND RESTATED
                              TERM LOAN - NOTE B-2

U.S. $5,000,000.00                                         Dated: March 29, 2002

     FOR VALUE RECEIVED, the undersigned, APS HEALTHCARE HOLDINGS, INC., a Delaware corporation (the "COMPANY"), hereby promises to pay to CAPITALSOURCE FINANCE LLC (the "LENDER"), the unpaid principal amount at any time outstanding, which shall not exceed Five Million Dollars ($5,000,000) (the "TERM LOAN"), on the Maturity Date, as defined below, or otherwise at the times and in the manner set forth in the Amended and Restated Credit Agreement (Term Loan) dated as of July 23, 2001, between the Company and the Lender, as amended by that certain First Amendment to Amended and Restated Credit Agreement (Term Loan) dated of even date herewith between the Company and the Lender (as it may be further amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

     This Term Note B-2, along with that certain Term Note B-1 dated the date hereof in the original principal amount of $5,000,000 (together with this Term Note B-2, the "TERM NOTE B"), is given in replacement, but not in extinguishment or novation, of that certain Term Note B dated as of March 29, 2002 in the original principal amount of $10,000,000, which amends and restates in its entirety that certain Amended and Restated Term Loan - Note B dated July 20, 2001 payable by the Company to Lender in the original principal amount of $10,000,000.

     1. INTEREST PAYMENT. The Company promises to pay interest on the outstanding unpaid principal amount of this Term Note B-2 from the date of any Advance under the Term Loan until such principal amount is irrevocably paid in full in cash. Interest on the outstanding principal balance under this Term Note B-2 shall be paid monthly, in arrears, on the first day of each month, at an annual rate of the Prime Rate plus 4.50%, calculated on the basis of the actual number of calendar days elapsed in a 360 day year; PROVIDED, HOWEVER, such interest rate is subject to adjustment to an annual rate equal to the Prime Rate plus one percent (1.0%) under the terms of the Loan Agreement.

     2. PRINCIPAL PAYMENT. The Company promises to pay principal outstanding under this Term Note B-2 as follows:

          (a) an amount equal to $41,666.67 shall be due and payable on July 1, 2002;

          (b) on July 2, 2002, an amount to be paid each calendar quarter during the remaining term of this Term Note B-2 shall be set based upon a seven year amortizing schedule for the principal outstanding hereunder as of July 2, 2002, and such quarterly payment shall be due and payable on October 1, 2002 and on each January 1, April 1, July 1 and October 1 thereafter during the Term; and

          (c) on March 31, 2005, all outstanding Obligations under this Term Note B-2 shall be due and payable in full.

     3. MATURITY. This Term Note B-2 shall mature, and the outstanding principal balance hereunder, together with all other outstanding amounts due hereunder and under the Loan Agreement, shall become due and payable in full, if not earlier due and payable in accordance with the Loan Agreement, on the earlier of (a) the occurrence of an Event of Default if so required pursuant to the Loan Agreement or Lender's demand upon an Event of Default, and (b) the last day of the Term.

     4.   LATE FEES AND DEFAULT RATE.

          (a) Notwithstanding any other provision of any Loan Document, if any interest or other payment due hereunder or under any other Loan Document is not received by Lender within three (3) Business Days of the day when such payment is due and payable, then Borrower shall pay to Lender a later charge equal to 5% of the amount of such interest or other payment not timely made.

          (b) Upon the occurrence of an Event of Default and during the continuation thereof, the applicable rate of interest in effect at such time with respect to the Obligations shall be increased by 3% per annum.

     5.   LOAN AGREEMENT AND SECURITY DOCUMENTS.

          (a) This Term Note B-2 is referred to in, made pursuant to and entitled to the benefits of, the Loan Agreement and the other Loan Documents. The Loan Agreement, among other things, (i) provides for the making of the Term Loan by the Lender to the Company in the Dollar amount first mentioned above,
(ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified, and (iii) contains provisions defining an Event of Default and the rights and remedies of the Lender upon the occurrence of an Event of Default.

          (b) This Term Note B-2 is a secured note entitled to the benefits of and security interests granted in, among other things, that certain Security Agreement, dated as of July 23, 2001, between the Company and Lender, and that certain Stock Pledge Agreement, dated as of July 23, 2001, between the Company and Lender and the other Security Documents.

     6.   PREPAYMENTS.

          (a) This Term Note B-2 may be prepaid in whole or in part upon notice to Lender and shall be prepaid in whole, in each case as provided or required in the Loan Agreement and upon payment of all fees and other Obligations set forth therein. No payment or prepayment of any amount shall entitle any Person to be subrogated to the rights of Lender hereunder or under the Loan Agreement unless and until the Obligations have been performed in full and paid irrevocably in full in cash and the Loan Agreement has been terminated.

          (b) Section 2.8 of the Loan Agreement contains certain terms and conditions under which all or a portion of the amounts due hereunder must be prepaid by the Company to Lender.

     7.   METHOD OF PAYMENT; PAYMENTS DUE ON A DAY OTHER THAN A BUSINESS DAY.

          (a) Principal, interest and any fees or other amounts owed hereunder shall be paid to the Lender, by wire transfer, in lawful money of the United States of America on the date when due without offset or counterclaim in immediately available funds. Each Advance made by the Lender to the Company, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any permitted transfer hereof, endorsed on SCHEDULE A attached hereto which is part of this Term Note B-2; PROVIDED, HOWEVER, that the failure to make any such recordation or endorsement shall not affect or in any way discharge or release the obligations of the Company under this Term Note B-2.

          (b) If any payment to be made on or under this Term Note B-2 is stated to be due or becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to, and such payment shall be made on, the next succeeding Business Day and interest thereon shall be payable at the applicable rate during such extension and such extension of time in such case shall be included in the computation of payment of any interest and/or fees, as the case may be.

     8. WAIVERS. The Company hereby waives presentment, protest, demand, notice of dishonor or non-payments, as well as all defenses with respect to this Term Note B-2, the Loan Agreement and/or any Obligation, notice of acceptance hereof, notice of loans or Advances made, credit extended, collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description. No renewal or extension of this Term Note B-2, the Loan Agreement or any rights hereunder or thereunder, no release of the Company or any Guarantor, or delay or omission on Lender's part in enforcing this Term Note B-2 or any other Loan Document or in exercising or enforcing any right, remedy, option or power hereunder or under any other Loan Document, shall affect the liability of the Company or any Guarantor or operate as a waiver of such or any other right, remedy, power or option or of any default. The pleading of any statute of limitations as a defense to any demand against the Company is expressly waived by the Company.

     9.   EXERCISE OF RIGHTS.

          (a) Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto, and such determination will not in any way modify or affect any of Lender's rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents or under applicable law or otherwise.

          (b) The enumeration of the foregoing rights and remedies is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

     10. LAWFUL LIMITS. This Term Note B-2 is hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to the Lender for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then, the obligation to be so fulfilled shall be reduced to such lawful limit, and if the Lender shall have received interest, or any other payment of any kind which might be deemed to be interest under applicable law in excess of the highest maximum lawful rate, then such excess amount shall be applied first to any unpaid fees and charges hereunder, then to unpaid principal balance owed by the Company hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance hereunder, Lender shall promptly refund such excess amount to the Company and the provisions hereof shall be deemed amended to provide for such permissible rate. The terms and provisions of this SECTION 10 shall control to the extent any other provision of this Term Note B-2 or any Loan Document is inconsistent herewith.

     11. GOVERNING LAW. This Term Note B-2 shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of laws rules (other than Section 5-1401 of the New York General Obligation Law).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      APS HEALTHCARE HOLDINGS, INC.

                                      By: /s/ Laura F. Tarantino
                                         ---------------------------------------
                                      Name:  Laura F. Tarantino
                                           -------------------------------------
                                      Title: Vice President and Secretary
                                            ------------------------------------

                                   SCHEDULE A

                                                                         Name of
                                                            Unpaid       Person
                                                          Principal      Making
Date  Amount of Loan   Principal  Payments   Interest  Balance of Note  Notation
----  --------------   ---------  --------   --------  ---------------  --------

                                     ALLONGE

     THIS ENDORSEMENT IS TO BE ATTACHED TO AND MADE A PART OF THAT CERTAIN SECOND AMENDED AND RESTATED TERM LOAN-NOTE B-2, dated March 29, 2002, made by APS Healthcare Holdings, Inc., a Delaware corporation, to CapitalSource Finance, LLC, a Delaware limited liability company, the original payee, in the original principal amount of US $5,000,000. Such Note is hereby transferred pursuant to the following endorsement with the same force and effect as if such endorsement were set forth at the end of such Note:

PAY TO THE ORDER OF:                  CAPITALSOURCE FUNDING LLC
                                      4445 Willard Avenue, 12th Floor
                                      Chevy Chase, MD 20815

                                      CAPITALSOURCE FINANCE LLC

                                      By: /s/ Steven A. Museles
                                         ---------------------------------------
                                      Name:  Steven A. Museles
                                           -------------------------------------
                                      Title: Senior Vice President
                                            ------------------------------------

     This Allonge shall be attached to the Note described above and is hereby made a part thereof.

                               TERM LOAN - NOTE C

U.S. $10,000,000.00                                        Dated: March 29, 2002

     FOR VALUE RECEIVED, the undersigned, APS HEALTHCARE HOLDINGS, INC., a Delaware corporation (the "COMPANY"), hereby promises to pay to CAPITALSOURCE FINANCE LLC (the "LENDER"), the unpaid principal amount at any time outstanding, which shall not exceed Ten Million Dollars ($10,000,000) (the "TERM LOAN"), on the Maturity Date, as defined below, or otherwise at the times and in the manner set forth in the Amended and Restated Credit Agreement (Term Loan) dated as of July 23, 2001, between the Company and the Lender, as amended by that certain First Amendment to Amended and Restated Credit Agreement (Term Loan) dated of even date herewith between the Company and the Lender (as it may be further amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

     1. INTEREST PAYMENT. The Company promises to pay interest on the outstanding unpaid principal amount of this Term Note C from the date of any Advance under the Term Loan until such principal amount is irrevocably paid in full in cash. Interest on the outstanding principal balance under this Term Note C shall be paid monthly, in arrears, on the first day of each month, commencing, May 1, 2002, at an annual rate of the Prime Rate plus 4.50%, calculated on the basis of the actual number of calendar days elapsed in a 360 day year; PROVIDED, HOWEVER, such interest rate is subject to adjustment to an annual rate equal to the Prime Rate plus one percent (1.0%) under the terms of the Loan Agreement.

     2. PRINCIPAL PAYMENT. The Company promises to pay principal outstanding under this Term Note C as follows:

          (a) an amount equal to $83,333.33 shall be due and payable on July 1, 2002;

          (b) on July 2, 2002, an amount to be paid each calendar quarter during the remaining term of this Term Note C shall be set based upon a seven year amortizing schedule for the principal outstanding hereunder as of July 2, 2002, and such quarterly payment shall be due and payable on October 1, 2002 and on each January 1, April 1, July 1 and October 1 thereafter during the Term; and

          (c) on March 31, 2005, all outstanding Obligations under this Term Note C shall be due and payable in full.

     3. MATURITY. This Term Note C shall mature, and the outstanding principal balance hereunder, together with all other outstanding amounts due hereunder and under the Loan Agreement, shall become due and payable in full, if not earlier due and payable in accordance with the Loan Agreement, on the earlier of (a) the occurrence of an Event of Default if so required pursuant to the Loan Agreement or Lender's demand upon an Event of Default, and (b) the last day of the Team.

     4. LATE FEES AND DEFAULT RATE.

          (a) Notwithstanding any other provision of any Loan Document, if any interest or other payment due hereunder or under any other Loan Document is not received by Lender within three (3) Business Days of the day when such payment is due and payable, then Borrower shall pay to Lender a later charge equal to 5% of the amount of such interest or other payment not timely made.

          (b) Upon the occurrence of an Event of Default and during the continuation thereof, the applicable rate of interest in effect at such time with respect to the Obligations shall be increased by 3% per annum.

     5. LOAN AGREEMENT AND SECURITY DOCUMENTS.

          (a) This Term Note C is referred to in, made pursuant to and entitled to the benefits of, the Loan Agreement and the other Loan Documents. The Loan Agreement, among other things, (i) provides for the making of the Term Loan by the Lender to the Company in the Dollar amount first mentioned above, (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified, and
(iii) contains provisions defining an Event of Default and the rights and remedies of the Lender upon the occurrence of an Event of Default.

          (b) This Term Note C is a secured note entitled to the benefits of and security interests granted in, among other things, that certain Security Agreement, dated as of July 23, 2001, between the Company and Lender, and that certain Stock Pledge Agreement, dated as of July 23, 2001, between the Company and Lender and the other Security Documents.

     6. PREPAYMENTS.

          (a) This Term Note C may be prepaid in whole or in part upon notice to Lender and shall be prepaid in whole, in each case as provided or required in the Loan Agreement and upon payment of all fees and other Obligations set forth therein. No payment or prepayment of any amount shall entitle any Person to be subrogated to the rights of Lender hereunder or under the Loan Agreement unless and until the Obligations have been performed in full and paid irrevocably in full in cash and the Loan Agreement has been terminated.

          (b) Section 2.8 of the Loan Agreement contains certain terms and conditions under which all or a portion of the amounts due hereunder must be prepaid by the Company to Lender.

     7. METHOD OF PAYMENT; PAYMENTS DUE ON A DAY OTHER THAN A BUSINESS DAY.

          (a) Principal, interest and any fees or other amounts owed hereunder shall be paid to the Lender, by wire transfer, in lawful money of the United States of America on the date when due without offset or counterclaim in immediately available funds. Each Advance made by the Lender to the Company, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any permitted transfer hereof, endorsed on SCHEDULE A attached hereto which is part of this Term Note C; PROVIDED, HOWEVER, that the failure to make any such recordation or endorsement shall not affect or in any way discharge or release the obligations of the Company under this Term Note C.

          (b) If any payment to be made on or under this Term Note C is stated to be due or becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to, and such payment shall be made on, the next succeeding Business Day and interest thereon shall be payable at the applicable rate during such extension and such extension of time in such case shall be included in the computation of payment of any interest and/or fees, as the case may be.

     8. WAIVERS. The Company hereby waives presentment, protest, demand, notice of dishonor or non-payments, as well as all defenses with respect to this Term Note C, the Loan Agreement and/or any Obligation, notice of acceptance hereof, notice of loans or Advances made, credit extended, collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description. No renewal or extension of this Term Note C, the Loan Agreement or any rights hereunder or thereunder, no release of the Company or any Guarantor, or delay or omission on Lender's part in enforcing this Term Note C or any other Loan Document or in exercising or enforcing any right, remedy, option or power hereunder or under any other Loan Document, shall affect the liability of the Company or any Guarantor or operate as a waiver of such or any other right, remedy, power or option or of any default. The pleading of any statute of limitations as a defense to any demand against the Company is expressly waived by the Company.

     9. EXERCISE OF RIGHTS.

          (a) Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto, and such determination will not in any way modify or affect any of Lender's rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents or under applicable law or otherwise.

          (b) The enumeration of the foregoing rights and remedies is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

     10. LAWFUL LIMITS. This Term Note C is hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to the Lender for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then, the obligation to be so fulfilled shall be reduced to such lawful limit, and if the Lender shall have received interest, or any other payment of any kind which might be deemed to be interest under applicable law in excess of the highest maximum lawful rate, then such excess amount shall be applied first to any unpaid fees and charges hereunder, then to unpaid principal balance owed by the Company hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance hereunder, Lender shall promptly refund such excess amount to the Company and the provisions hereof shall be deemed amended to provide for such permissible rate. The terms and provisions of this SECTION 10 shall control to the extent any other provision of this Term Note C or any Loan Document is inconsistent herewith.

     11. GOVERNING LAW. This Term Note C shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of laws rules (other than Section 5-1401 of the New York General Obligation Law).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                             APS HEALTHCARE HOLDINGS, INC.

                                             By: /s/ Paul D. Barnes
                                                --------------------------------
                                             Name:  Paul D. Barnes
                                                  ------------------------------
                                             Title: President
                                                   -----------------------------

                                   SCHEDULE A

                                                                             Name of
                                                                Unpaid        Person
                                                              Principal       Making
Date   Amount of Loan   Principal   Payments   Interest    Balance of Note   Notation
----   --------------   ---------   --------   --------    ---------------   --------

                                     ALLONGE

     THIS ENDORSEMENT IS TO BE ATTACHED TO AND MADE A PART OF THAT CERTAIN TERM LOAN- NOTE C, dated March 29, 2002, made by APS Healthcare Holdings, Inc., a Delaware corporation, to CapitalSource Finance, LLC, a Delaware limited liability company, the original payee, in the original principal amount of US $10,000,000. Such Note is hereby transferred pursuant to the following endorsement with the same force and effect as if such endorsement were set forth at the end of such Note:

PAY TO THE ORDER OF:                    CAPITALSOURCE FUNDING LLC
                                        4445 Willard Avenue, 12th Floor
                                        Chevy Chase, MD 20815

                                        CAPITALSOURCE FINANCE LLC

                                        By: /s/ Steven A. Museles
                                           --------------------------------
                                        Name:  Steven A. Museles
                                             ------------------------------
                                        Title: Senior Vice President
                                              -----------------------------

     This Allonge shall be attached to the Note described above and is hereby made a part thereof.

                               BRIDGE LOAN - NOTE

U.S. $5,000,000.00                                         Dated: March 29, 2002

     FOR VALUE RECEIVED, the undersigned, APS HEALTHCARE HOLDINGS, INC., a Delaware corporation (the "COMPANY"), hereby promises to pay to CAPITALSOURCE FINANCE LLC (the "LENDER"), the unpaid principal amount at any time outstanding, which shall not exceed Five Million Dollars ($5,000,000) (the "BRIDGE LOAN"), on the Maturity Date, as defined below, or otherwise at the times and in the manner set forth in the Amended and Restated Credit Agreement (Term Loan) dated as of July 23, 2001, between the Company and the Lender, as amended by that certain First Amendment to Amended and Restated Credit Agreement (Term Loan) dated of even date herewith between the Company and the Lender (as it may be further amended, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

     1. INTEREST PAYMENT. The Company promises to pay interest on the outstanding unpaid principal amount of this Bridge Note from the date of any advance under the Bridge Loan until such principal amount is irrevocably paid in full in cash. Interest on the outstanding principal balance under this Bridge Note shall be paid monthly, in arrears, on the first day of each month, commencing, May 1, 2002, at a rate equal to the greater of (a) sixteen percent (16%) per annum, and (b) an annual rate equal to the Prime Rate plus 3.50%, such interest to be calculated on the basis of the actual number of calendar days elapsed in a 360 day year.

     2. PRINCIPAL PAYMENT. All principal outstanding under this Bridge Note, and all other amounts owing hereunder, shall be due and payable in full on September 30, 2003.

     3. MATURITY. This Bridge Note shall mature, and the outstanding principal balance hereunder, together with all other outstanding amounts due hereunder and under the Loan Agreement, shall become due and payable in full, if not earlier due and payable in accordance with the Loan Agreement, on the earlier of (a) the occurrence of an Event of Default if so required pursuant to the Loan Agreement or Lender's demand upon an Event of Default, and (b) September 30, 2003.

     4. LATE FEES AND DEFAULT RATE.

          (a) Notwithstanding any other provision of any Loan Document, if any interest or other payment due hereunder or under any other Loan Document is not received by Lender within three (3) Business Days of the day when such payment is due and payable, then Borrower shall pay to Lender a later charge equal to 5% of the amount of such interest or other payment not timely made.

          (b) Upon the occurrence of an Event of Default and during the continuation thereof, the applicable rate of interest in effect at such time with respect to the Obligations shall be increased by 3% per annum.

     5. LOAN AGREEMENT AND SECURITY DOCUMENTS.

          (a) This Bridge Note is referred to in, made pursuant to and entitled to the benefits of, the Loan Agreement and the other Loan Documents. The Loan Agreement, among other things, (i) provides for the making of the Bridge Loan by the Lender to the Company in the Dollar amount first mentioned above, (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified, and
(iii) contains provisions defining an Event of Default and the rights and remedies of the Lender upon the occurrence of an Event of Default.

          (b) This Bridge Note is a secured note entitled to the benefits of and security interests granted in, among other things, that certain Security Agreement, dated as of July 23, 2001, between the Company and Lender, and that certain Stock Pledge Agreement, dated as of July 23, 2001, between the Company and Lender and the other Security Documents.

     6. PREPAYMENTS.

          (a) This Bridge Note may be prepaid in whole or in part upon notice to Lender and shall be prepaid in whole, in each case as provided or required in the Loan Agreement and upon payment of all fees and other Obligations set forth therein. No payment or prepayment of any amount shall entitle any Person to be subrogated to the rights of Lender hereunder or under the Loan Agreement unless and until the Obligations have been performed in full and paid irrevocably in full in cash and the Loan Agreement has been terminated.

          (b) Section 2.14 of the Loan Agreement contains certain terms and conditions under which all or a portion of the amounts due hereunder must be prepaid by the Company to Lender.

     7. METHOD OF PAYMENT; PAYMENTS DUE ON A DAY OTHER THAN A BUSINESS DAY.

          (a) Principal, interest and any fees or other amounts owed hereunder shall be paid to the Lender, by wire transfer, in lawful money of the United States of America on the date when due without offset or counterclaim in immediately available funds. Each Advance made by the Lender to the Company, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any permitted transfer hereof, endorsed on SCHEDULE A attached hereto which is part of this Bridge Note; PROVIDED, HOWEVER, that the failure to make any such recordation or endorsement shall not affect or in any way discharge or release the obligations of the Company under this Bridge Note.

          (b) If any payment to be made on or under this Bridge Note is stated to be due or becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to, and such payment shall be made on, the next succeeding Business Day and interest thereon shall be payable at the applicable rate during such extension and such extension of time in such case shall be included in the computation of payment of any interest and/or fees, as the case may be.

     8. WAIVERS. The Company hereby waives presentment, protest, demand, notice of dishonor or non-payments, as well as all defenses with respect to this Bridge Note, the Loan Agreement and/or any Obligation, notice of acceptance hereof, notice of loans or Advances made, credit extended, collateral received or delivered, or any other action taken in reliance hereon, and all other demands and notices of any description. No renewal or extension of this Bridge Note, the Loan Agreement or any rights hereunder or thereunder, no release of the Company or any Guarantor, or delay or omission on Lender's part in enforcing this Bridge Note or any other Loan Document or in exercising or enforcing any right, remedy, option or power hereunder or under any other Loan Document, shall affect the liability of the Company or any Guarantor or operate as a waiver of such or any other right, remedy, power or option or of any default. The pleading of any statute of limitations as a defense to any demand against the Company is expressly waived by the Company.

     9. EXERCISE OF RIGHTS.

          (a) Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto, and such determination will not in any way modify or affect any of Lender's rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents or under applicable law or otherwise.

          (b) The enumeration of the foregoing rights and remedies is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy.

     10. LAWFUL LIMITS. This Bridge Note is hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the interest and other charges paid or agreed to be paid to the Lender for the use, forbearance or detention of money hereunder exceed the maximum rate permissible under applicable law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If due to any circumstance whatsoever, fulfillment of any provision hereof, at the time performance of such provision shall be due, shall exceed any such limit, then, the obligation to be so fulfilled shall be reduced to such lawful limit, and if the Lender shall have received interest, or any other payment of any kind which might be deemed to be interest under applicable law in excess of the highest maximum lawful rate, then such excess amount shall be applied first to any unpaid fees and charges hereunder, then to unpaid principal balance owed by the Company hereunder, and if the then remaining excess interest is greater than the previously unpaid principal balance hereunder, Lender shall promptly refund such excess amount to the Company and the provisions hereof shall be deemed amended to provide for such permissible rate. The terms and provisions of this SECTION 10 shall control to the extent any other provision of this Bridge Note or any Loan Document is inconsistent herewith.

     11. GOVERNING LAW. This Bridge Note shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to its choice of laws rules (other than Section 5-1401 of the New York General Obligation Law).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                     APS HEALTHCARE HOLDINGS, INC.

                                     By: /s/ Paul D. Barnes
                                        ----------------------------------------
                                     Name:  Paul D. Barnes
                                          --------------------------------------
                                     Title: President
                                           -------------------------------------

                                   SCHEDULE A

                                                                        Name of
                                                         Unpaid         Person
                                                        Principal       Making
Date  Amount of Loan  Principal  Payments  Interest  Balance of Note   Notation
----  --------------  ---------  --------  --------  ---------------   --------

                                     ALLONGE

     THIS ENDORSEMENT IS TO BE ATTACHED TO AND MADE A PART OF THAT CERTAIN BRIDGE LOAN- NOTE, dated March 29, 2002, made by APS Healthcare Holdings, Inc., a Delaware corporation, to CapitalSource Finance, LLC, a Delaware limited liability company, the original payee, in the original principal amount of US $5,000,000. Such Note is hereby transferred pursuant to the following endorsement with the same force and effect as if such endorsement were set forth at the end of such Note:

PAY TO THE ORDER OF:                 CAPITALSOURCE FUNDING LLC
                                     4445 Willard Avenue, 12th Floor
                                     Chevy Chase, MD 20815

                                     CAPITALSOURCE FINANCE LLC

                                     By:   /s/ Steven A. Museles
                                           -------------------------------------
                                     Name:  Steven A. Museles
                                           -------------------------------------
                                     Title: Senior Vice President
                                           -------------------------------------

     This Allonge shall be attached to the Note described above and is hereby made a part thereof.